UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2008
CITIZENS FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-32041 (Commission File Number)	38-3573852 (IRS Employer Identification No.)

525 Water Street, Port Huron, Michigan (Address of principal executive offices)	48060 (Zip Code)
Registrant’s telephone number, including area code: (810) 987-8300
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
On February 12, 2008, Citizens First Bancorp, Inc. issued a press release which announced that (i) the 2008 annual meeting of stockholders will be held on May 22, 2008; and (ii) the record date for stockholders entitled to vote at the 2008 annual meeting is March 21, 2008.
The press release is furnished as Exhibit No. 99 and incorporated herein by reference.
Item 9.01.   Financial Statements and Exhibits.
(d)     Exhibits
The following exhibits are furnished herewith:

Number	Exhibit Description

99	Press release dated February 12, 2008 announcing Registrant’s annual meeting and shareholder record dates.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

CITIZENS FIRST BANCORP, INC.
Date: February 13, 2008
	By:	/s/ Marshall J. Campbell
Marshall J. Campbell
Chairman, President and Chief Executive Officer

Exhibit Index

Number	Exhibit Description

99	Press release dated February 12, 2008 announcing Registrant’s annual meeting and shareholder record dates.